UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 26, 2021

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, Synaptics Incorporated (the “Company,” “we” or “us”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on October 26, 2021. At the Annual Meeting, our stockholders approved an amendment and restatement of our Amended and Restated 2019 Equity and Incentive Compensation Plan that provides for an increase of 2,000,000 shares of our common stock authorized for issuance thereunder (as amended and restated, the “2019 Plan”). Our named executive officers are eligible to participate in the 2019 Plan. Our Board of Directors approved the 2019 Plan on July 27, 2021, subject to stockholder approval at the Annual Meeting. A summary of the material terms of the 2019 Plan is set forth under the caption “Proposal Four: Approval of Amended and Restated 2019 Equity and Incentive Compensation Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on September 7, 2021. That summary and the above description of the 2019 Plan do not purport to be complete and are qualified in their entirety by reference to the 2019 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On October 26, 2021, we held our Annual Meeting. On the record date of September 1, 2021, there were 39,103,159 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the beginning of the Annual Meeting, in person or by proxy, was 36,106,342 or approximately 92.33% of the outstanding shares. At the meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following Class 1 directors, each to serve until our Annual Meeting of Stockholders in 2024 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Jeffrey Buchanan	32,913,936	699,195	34,975	2,616,428
Keith Geeslin	32,093,038	1,520,078	34,990	2,616,428
James Whims	32,636,727	976,349	35,030	2,616,428

Proposal Two: Advisory Approval of our Named Executive Officer Compensation. Our stockholders adopted a non-binding, advisory resolution approving the compensation of our named executive officers for fiscal year 2021.

For	Against	Abstain	Broker Non-Votes
32,599,913	968,636	79,557	2,616,428

Proposal Three: Ratification of the Appointment of Independent Auditor. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending June 25, 2022.

For	Against	Abstain	Broker Non-Votes
35,402,448	825,166	36,920	—

Proposal Four: Approval of Amended and Restated 2019 Equity and Incentive Compensation Plan. Our stockholders voted to approve the 2019 Plan.

For	Against	Abstain	Broker Non-Votes
26,656,093	6,951,498	40,515	2,616,428

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Synaptics Incorporated Amended and Restated 2019 Equity and Incentive Compensation Plan, effective October 26, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: October 28, 2021	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary